UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 24, 2024

NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-8339	52-1188014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

650 West Peachtree Street NW Atlanta, Georgia 30308-1925	(855) 667-3655
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Norfolk Southern Corporation Common Stock (Par Value $1.00)	NSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(c) Appointment of Chief Financial Officer

On September 24, 2024, the Board of Directors (the “Board”) of Norfolk Southern Corporation (the “Company”) appointed Jason A. Zampi, the current Acting Chief Financial Officer, as Executive Vice President, Chief Financial Officer and Treasurer (“CFO”).

Mr. Zampi, age 49, has served as Acting Chief Financial Officer of the Company since September 11, 2024 and served as the Senior Vice President Finance & Treasurer of the Company beginning in August 2024. Mr. Zampi joined the Company in 2011 and previously served as Vice President of Financial Planning and Analysis of the Company from 2020 to 2024. Prior thereto, he served as Vice President and Controller from 2018 to 2020, Assistant Vice President Corporate Accounting from 2016 to 2018 and in various other capacities in Finance and Accounting from 2011 to 2016. Prior to joining the Company, he served as Senior Manager at KPMG.

In connection with Mr. Zampi’s promotion to the role of CFO, the Board approved an annual base salary of $600,000 per year for Mr. Zampi and his annual incentive opportunity will be 150% of his base salary, each of which will be prorated for 2024 based on the number of days worked in the role of CFO. In addition, the Board also granted Mr. Zampi a long-term incentive award with a grant date fair market value of $554,200, consisting of a combination of restricted stock units, performance share units and stock options, which reflects the prorated amount of the annual equity grant for this role based on the number of days worked during 2024 in the role of CFO. Mr. Zampi will also be eligible to participate in the Company’s Executive Severance Plan (the “Severance Plan”), the benefits of which are described in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission (“SEC”) on March 20, 2024. A copy of the Severance Plan, as currently in effect, was included as Exhibit 10(ww) to the Company’s annual report on Form 10-K filed with the SEC on February 5, 2024.

There are no family relationships between Mr. Zampi and any Company director or executive officer, and no arrangements or understandings between Mr. Zampi and any other person pursuant to which either was selected as an officer. Mr. Zampi is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORFOLK SOUTHERN CORPORATION (Registrant)

By:	/s/ Jason A. Morris
Jason A. Morris
Senior Vice President, Chief Legal Officer and Corporate Secretary

Dated: September 24, 2024